LETTER TO THE SHAREHOLDERS OF JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

May 28, 1997

Dear Shareholder:

Tax Aware Disciplined Equity Fund uses a proprietary tax aware model to seek to minimize capital gains distributions from a portfolio of U.S. large and medium cap stocks. By avoiding stocks in the market quintile that Morgan research has identified as "most overvalued," the Fund seeks to outperform traditional index funds that track the S&P 500 at comparable levels of investment risk. A January 30, 1997 launch date meant that the Fund initially pursued its disciplined investment strategy in an extended bull market that was giving signs it might be drawing to a close.

U.S. large capitalization stocks got off to a flying start in 1997 following one of the largest two-year upswings in 40 years for the S&P 500. Fueling a narrowly focused 6.25% Index rise for January were optimism regarding fourth-quarter corporate earnings (amid a 3.9% annualized GDP growth rate), as well as a record level of new assets committed to equity mutual funds from 401(k), defined contribution, and bonus investing.The seemingly relentless advance of the Index slowed to 0.78% in February, largely in reaction to Congressional testimony by Federal Reserve Chairman Alan Greenspan that suggested market overvaluation. Paired with declining mutual fund inflows, the Fed's late March short-term rate increase (which suggested that U.S. bond investments might become more attractive in relative terms) helped trigger a resurgence in market volatility. This, in turn, limited the S&P 500 to a modest 2.68% first quarter advance. Within a month, however, U.S. large cap equities had managed to stage a dramatic 5.97% comeback, thanks to a "Nirvana Channel" -- combining low inflation, low unemployment, and a strong economy -- that was extremely favorable for stocks.

Given these market challenges, we are pleased to report that the Fund's JPM Pierpont Shares made a "strong break from the gate," providing a solid absolute return of 2.19% from inception (as calculated from January 31, 1997) through April 30, 1997 (the Fund's first fiscal year end will be October 31, 1997). This performance was considerably ahead of the 0.32% return posted over the same period by Fund competitors included in the Lipper Growth and Income Average. While the Fund did underperform the S&P 500's 2.41% return, we feel it should be noted that the Fund's benchmark is an unmanaged index whose performance does not include fees or operating expenses and is not available to individual and/or institutional investors. The Fund's April return (6.00%) bested both the Index (5.97%) and Lipper (3.54%).

The Fund's net asset value increased from $10.00 per share at inception (January 30, 1997) to $10.25 at April 30, 1997. No distributions were made during the reporting period from ordinary income, from short-term capital gains, or from long-term capital gains. The Fund's net assets stood at $4.5 million at the end of the period under review.



--------------------------------------------------------------------------------

    TABLE OF CONTENTS

    LETTER TO THE SHAREHOLDERS . . . 1   FUND FACTS AND HIGHLIGHTS . . . .  7

    FUND PERFORMANCE . . . . . . . . 2   SPECIAL FUND-BASED SERVICES . . .  8

    PORTFOLIO MANAGER Q&A. . . . . . 3   FINANCIAL STATEMENTS. . . . . . . 10

--------------------------------------------------------------------------------

The report that follows includes a portfolio manager Q&A with Robin B. Chance, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As we go forward, we welcome your comments, questions, or any suggestions on how we can improve your financial reports. Please call J.P. Morgan Funds Services, toll free, at (800) 521-5411.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services




FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                  TOTAL RETURNS
                                             -----------------------------------
                                             ONE          THREE       SINCE
AS OF APRIL 30, 1997                         MONTH        MONTHS      INCEPTION*
--------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware
 Disciplined Equity Fund                      6.00%         2.19%      2.19%
S&P 500                                       5.97%         2.41%      2.41%
Lipper Growth and Income Average              3.54%         0.32%      0.32%

AS OF MARCH 31, 1997
--------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware
 Disciplined Equity Fund                     (4.45%)        --        (3.59%)
S&P 500                                      (4.11%)        --        (3.36%)
Lipper Growth and Income Average             (3.54%)        --        (3.10%)


*1/30/97 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH-END FOLLOWING INCEPTION). THE FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 1/30/97 IS 2.50%.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH BENCHMARK RETURNS ARE GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED.

PORTFOLIO MANAGER Q&A

[PHOTO] Following is an interview with ROBIN B. CHANCE, who is a member of the portfolio management team for the Tax Aware Disciplined Equity Fund. A Chartered Financial Analyst who is also a 10-year veteran of Morgan, Robin developed the systems used to rebalance the firm's structured equity portfolios. She is currently a member of Morgan's Structured Equity Group, with responsibility for tax aware structured equity strategies. Robin is a graduate of the University of Pennsylvania's Management and Technology Program and earned her MBA from New York University's Stern School of Business. This interview was conducted May 23, 1997 and reflects Robin's views on that date.

THE FUND WAS LAUNCHED ON JANUARY 30, 1997 AND SIGNIFICANTLY OUTPERFORMED ITS COMPETITORS, AS MEASURED BY THE LIPPER GROWTH AND INCOME AVERAGE, FOR THE PERIOD ENDING APRIL 30, 1997. GIVEN THESE PERFORMANCE RESULTS, DO YOU THINK THAT THE FUND'S INVESTMENT STRATEGY IS PARTICULARLY WELL SUITED TO CAPTURING VALUE IN A MARKET THAT MANY SAY HAS RETURNED TO HISTORICAL LEVELS OF STRONG PRICE VOLATILITY?

RBC: While our investment strategy seeks to add value for shareholders in all market environments, we expect the Fund to deliver better performance during periods of strong price volatility. Why? Because that is when relative undervaluations within industry sectors of the S&P 500 -- which is precisely what the Fund seeks to identify and capture -- are likely to be most pronounced.

As you know, we have structured the Fund so that most of any return in excess of the Index is expected to derive from the portfolio management team's informed stock selection. That selection, in turn, is based on Morgan's in-depth proprietary research. The firm's aim in looking at large U.S. companies in such detail is to rank their stocks by relative value within each sector. This determines which stocks we deem to be the most undervalued and, consequently, the most attractively priced stocks from a long-term investment standpoint.

Morgan's dividend discount model, our proprietary valuation tool for ranking stocks, focuses on the long-term fundamental value of a company. When a firm reports earnings below consensus estimates, the price of the company's stock usually falls. Since our model focuses on the company's long-term prospects, a temporary drop in share price would likely make the company appear more attractive from our perspective. The company would therefore move up in the relative rankings suggested by the model, and we would carefully consider purchasing its stock for the Fund's portfolio. All this assumes that our long-term outlook for the company remained the same. Similarly, when a company reports an extremely good quarter, its stock will generally rise in price. Given this scenario, the stock would appear overvalued in our model relative to the other stocks in the sector, and it might therefore become a candidate for sale.

To sum it up, then, I think it's fairly safe to say that the more price volatility there is in the market, the more opportunities we will have to capture value as stock prices return to their equilibrium levels.

HOW SUCCESSFUL WAS STOCK SELECTION IN CAPTURING THE ABOVE-AVERAGE RETURNS OF SECTORS THAT LED THE U.S. LARGE CAP MARKET FOR THE PERIOD?

RBC: The Fund's portfolio management team divides the stocks that are included in the S&P 500 into nineteen economic sectors, then seeks to add value at the individual stock selection level rather than by pursuing large sector bets. The economic sectors used by the team differ slightly from the stock groupings shown on the Schedule of Investments.

Holdings in the Fund's portfolio outperformed counterpart benchmark selections in eleven out of nineteen market sectors between February 1, 1997 (shortly after the Fund's inception date) and April 30, 1997, which was the close of the semi-annual reporting period. Stock selection produced positive returns in five out of the nine Fund sectors that outperformed the market.

The Fund was very successful in relative terms within the market's drug, retail, and insurance sectors. The Fund's selections in these sectors rose 6.2%, 13.6%, and 7.1%, respectively, versus Index advances of 2.7%, 11.4%, and 5.7%, respectively.

The Fund's holdings in retail were particularly effective in enhancing overall returns as WAL-MART STORES, INC. (up 18.7%) and CIRCUIT CITY STORES INC. -- CIRCUIT CITY GROUP (up 12.9%) both significantly outperformed the benchmark average for the period under review. Holding ST. PAUL COMPANIES, INC. (up 8.0%) served to add value as the stock outperformed the benchmark's insurance sector. The selection of WARNER-LAMBERT CO. (up 22.0%) made one of the largest contributions to the Fund portfolio's overall returns.

IN WHAT SECTORS DID THE PERFORMANCE OF YOUR STOCK SELECTIONS LAG MARKET RETURNS?

RBC: Stock selection detracted from overall returns in eight of the nineteen sectors into which we divide the S&P 500. Holdings in the services sector had the greatest negative impact on the Fund's relative performance as selections in this sector returned -4.5% for the period versus a 5.0% return for services stocks included in the benchmark.

WHY DO YOU THINK THIS DIVERGENCE OCCURRED?

RBC: Services stocks are a tough nut for our strategy to crack, primarily because this sector comprises such a wide variety of industries. For us to be successful here, we not only need to identify which stocks in the sector are cheap in relative terms, we also need to identify which specific service industries are cheap.

We believe we have identified which services are cheap on a long-term basis, but it is taking a little longer for Wall Street sentiment to reverse itself. The stocks held on a long-term basis during the three months under review belong to industries -- gaming, cable, and telecommunications -- that were generally out of favor with investors during that time. Sentiment toward a service sector industry sometimes takes longer to turn around than sentiment toward a specific stock in an industry already viewed favorably by Wall Street.

We believe that investors are waiting for more than one company to report a positive earnings surprise before becoming bullish on service sector stocks. Meanwhile, the Fund has held positions in the service sector stocks for only a brief three-month period, and we are confident things will turn around for them in the near future.

The Fund overweighted stocks such as CIRCUS CIRCUS ENTERPRISES, INC. (down -32.0%), PAGING NETWORK, INC. (down -52.1%), and VIACOM (down -21.9%), respectively, while underweighting MCDONALD'S CORP. (up 17.8%) and DISNEY (up 12.4%).

OF COURSE, STOCK SELECTION BASED ON MORGAN'S PROPRIETARY RESEARCH IS NOT THE FUND'S ONLY SOURCE OF POTENTIAL ADDED VALUE. THE FUND'S TAX AWARE MODEL SEEKS TO OFFSET CAPITAL GAINS WITH CAPITAL LOSSES FROM THE SALE OF STOCKS THAT HAVE DECLINED IN PRICE SINCE BEING PURCHASED BY THE FUND. COULD YOU PLEASE PROVIDE ONE OR TWO EXAMPLES OF THIS STRATEGY IN ACTION?

RBC: A number of illustrations come to mind. The first centers on realizing capital losses to offset capital gains. The second spotlights the use of specific lot identification for tax minimization purposes.



-------------------------------------------------------------------------------------------------------------------
EXAMPLE I: REALIZING LOSSES TO OFFSET GAINS

                                                            TAX COST       CURRENT PRICE            REALIZED
   SECTOR           SECURITY                 SHARES         (PER SHARE)    (PER SHARE)              GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
   Insurance        PROVIDIAN CORP.          100            $53.875        $57.750                  $387.50

   Health services  MANOR CARE, INC.         200            $25.500        $23.375                  ($425.00)
                                                                                          NET       ($37.50)



PROVIDIAN CORP., which was once the Fund's most attractive insurance holding, had appreciated in value. Consequently, the portfolio management team wanted to sell it in order to purchase another, more under-valued insurance stock -- PMI GROUP INC. We realized that this proposed sale would trigger a realized capital gain of $387.50 -- that is, 100 shares X $57.750 (sales price) - $53.875 (tax cost). However, there was a health services sector stock in the portfolio, Manor Care, Inc., which had slightly depreciated in value since its purchase by the Fund. We sold MANOR CARE and realized a loss of $425.00 -- that is, 200 shares X $23.375 (sales price) - $25.500 (tax cost).

We executed the trade and purchased another health services stock, VIVRA INC., with the proceeds. The Fund's net realized gain was $387.50 + ($425.00) = ($37.50). Bottom line: the Fund incurred no tax liability and it now holds a security we find more attractive.

CISCO SYSTEMS, INC., which we find one of the most attractive stocks in the U.S. large cap market's data processing/electronics sector, came under pressure after signs of slowing industry growth caused Wall Street analysts to start lowering forecasts for data networking companies. We gradually purchased more shares as the stock declined in value and became even more attractive. Eventually, sentiment turned on growing excitement about upcoming product rollouts and Cisco's stock price began to rise. We needed to reduce the Fund's position in the stock in order to keep the portfolio well diversified. This entailed selling some shares.

We sold 100 shares on May 1 and another 100 shares on May 2. For tax purposes, we specified that the Fund would like to sell 200 of the 500 shares it had purchased on January 30, 1997. This allowed us to book a loss for the Fund of $2,668.75 -- that is, 100 shares X [$51.875 (sales price) - $67.500 (tax cost)] + 100 shares X [$56.4375 (sales price) - $67.500 (tax cost)].

---------------------------------------------------------------------------
    EXAMPLE II:
    TAX MINIMIZATION THROUGH SPECIFIC LOT IDENTIFICATION

    CISCO SYSTEMS

                                       TAX COST
    PURCHASE DATE                      (PER SHARE)              SHARES
    1/30/97                            67.500                   500
    2/07/97                            63.0625                  200
    3/18/97                            50.000                   200

    SALE DATE                          SALE PRICE               SHARES
    5/01/97                            51.875                   100
    5/02/97                            56.4375                  100

----------------------------------------------------------------------------


This loss was used to offset gains realized in other securities. The proceeds of the sale were allocated to other attractive names in the data processing/electronics sector.

MORGAN'S ECONOMIC OUTLOOK FOR THE NEXT TWO YEARS CALLS FOR GDP GROWTH AT TREND-LIKE LEVELS FOR THE REST OF 1997 (UP 2.5%), FOLLOWED BY A SLOWDOWN IN 1998 (UP 1.5%). IF WE'RE ALSO EXPECTING A COMBINATION OF MODESTLY INCREASED INFLATION AND SLOWING GROWTH TO NEGATIVELY IMPACT CORPORATE PROFITS, HOW WOULD YOU EXPECT THE U.S. LARGE CAP MARKET TO BEHAVE IN THE MONTHS AHEAD AND WHICH SECTORS DO YOU THINK ARE LIKELY TO TAKE THE LEAD?

RBC: According to our equilibrium model, which weights the relative attractiveness of bonds and stocks, the U.S. equity market is relatively rich at current levels. Under some circumstances, this would lead us to take a more defensive position toward the U.S. equity market. The objective of the Fund, however, is to outperform the S&P 500 exclusively through stock selection. The Fund must, therefore, remain:

--  Fully invested in the equity market at all times, and

--  Sector neutral relative to the S&P 500.

Going forward, the goal of our portfolio management team will continue to be picking stocks, within each market sector, that appear to be undervalued based on their long term potential earnings power.

FUND FACTS

INVESTMENT OBJECTIVE

Tax Aware Disciplined Equity Fund seeks to provide high total return, while being sensitive to the impact of capital gains taxes on investors' returns. Designed for long-term investors, the Fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.


------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/30/97

------------------------------------------------
NET ASSETS AS OF 4/30/97
$4,450,353

------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/24/97

------------------------------------------------



EXPENSE RATIO

The Fund's current annualized expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales or exchange fees; however, shares held less than five years are subject to redemption fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Prospectus.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)


[PIE CHART]        -- CONSUMER GOODS 23.6%

                   -- FINANCE 15.8%

                   -- TECHNOLOGY 15.0%

                   -- HEALTH CARE 10.5%

                   -- ENERGY 10.2%

                   -- INDUSTRIAL 8.7%

                   -- UTILITIES 8.5%

                   -- BASIC INDUSTRIES 5.5%

                   -- TRANSPORTATION 1.6%

                   -- SHORT-TERM HOLDINGS 0.6%




LARGEST EQUITY HOLDINGS                               % OF TOTAL INVESTMENTS
-----------------------------------------------------------------------------

EXXON CORP. (OIL PRODUCTION)                                    2.8%
INTEL CORP. (SEMICONDUCTORS)                                    2.7%
PHILIP MORRIS COMPANIES, INC.
 (FOOD, BEVERAGES & TOBACCO)                                    2.2%
COCA-COLA CO. (FOOD, BEVERAGES & TOBACCO)                       2.1%
MOBIL CORP. (OIL PRODUCTION)                                    2.0%
GENERAL ELECTRIC CO. (DIVERSIFIED MANUFACTURING)                2.0%
PROCTER & GAMBLE CO. (HOUSEHOLD PRODUCTS)                       2.0%
INTERNATIONAL BUSINESS MACHINES CORP.
 (COMPUTER SYSTEMS)                                             1.8%
E.I. DU PONT DE NEMOURS & CO. (CHEMICALS)                       1.7%
BRISTOL-MYERS SQUIBB CO. (PHARMACEUTICALS)                      1.6%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)

For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

-- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

-- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

-- make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE

As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH

In early 1995, Morgan introduced a Keogh program for its clients. Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR SHARES OF TAX AWARE DISCIPLINED EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST OF NEW YORK ("MORGAN") SERVES AS INVESTMENT ADVISOR AND MAKES FUND SHARES AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR ITS CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future results. Fund returns are net of fees and assume the reinvestment of distributions and reflect reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS
BY CALLING (800) 521-5411.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMMON STOCKS (99.9%)
BASIC INDUSTRIES (5.5%)
AGRICULTURE (0.2%)
Pioneer Hi-Bred International, Inc...............       100    $     7,062
                                                               -----------
CHEMICALS (3.6%)
Crompton & Knowles Corp..........................       900         19,575
Cytec Industries, Inc.+..........................       200          7,525
Dow Chemical Co..................................       400         33,950
E.I. Du Pont De Nemours & Co.....................       700         74,287
Union Carbide Corp...............................       500         24,937
                                                               -----------
                                                                   160,274
                                                               -----------

FOREST PRODUCTS & PAPER (0.7%)
Mead Corp........................................       300         16,837
Temple-Inland, Inc...............................       200         11,100
Weyerhaeuser Co..................................       100          4,575
                                                               -----------
                                                                    32,512
                                                               -----------

METALS & MINING (1.0%)
Allegheny Teledyne, Inc..........................       500         13,312
Aluminum Company of America (ALCOA)..............       300         20,962
Freeport-McMoran Copper & Gold, Inc.- Class A....       400         11,200
                                                               -----------
                                                                    45,474
                                                               -----------
  TOTAL BASIC INDUSTRIES.........................                  245,322
                                                               -----------
CONSUMER GOODS & SERVICES (23.6%)
AUTOMOTIVE (2.2%)
Chrysler Corp....................................       300          9,000
Ford Motor Co....................................     1,000         34,750
General Motors Corp..............................       500         28,937
Goodyear Tire and Rubber Co......................       500         26,312
                                                               -----------
                                                                    98,999
                                                               -----------
BROADCASTING & PUBLISHING (1.4%)
R.R. Donnelley & Sons Co.........................       300         10,275
Tele-Communications TCI, Series A+...............     2,300         31,769
U.S. West, Inc. Media Group+.....................     1,100         18,975
                                                               -----------
                                                                    61,019
                                                               -----------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

ENTERTAINMENT, LEISURE & MEDIA (2.1%)
Circus Circus Enterprises, Inc.+.................       700    $    16,887
Harrah's Entertainment, Inc.+....................       600          9,600
International Game Technology....................       400          6,350
Time Warner Inc..................................       900         40,500
Viacom, Inc., Class B+...........................       800         21,400
                                                               -----------
                                                                    94,737
                                                               -----------

FOOD, BEVERAGES & TOBACCO (9.4%)
Anheuser Busch Companies Inc.....................       400         17,150
Coca-Cola Co.....................................     1,500         95,437
CPC International, Inc...........................       100          8,262
General Mills, Inc...............................       400         24,800
Heinz (H.J.) Company.............................       100          4,150
Hershey Foods Corp...............................       100          5,425
Kellogg Co.......................................       300         20,925
PepsiCo., Inc....................................     1,800         62,775
Philip Morris Companies, Inc.....................     2,500         98,437
Ralston Purina Co................................       100          8,237
Sara Lee Corp....................................       200          8,400
The Seagram Company Ltd..........................       200          7,650
Unilever NV (ADR)................................       300         58,875
                                                               -----------
                                                                   420,523
                                                               -----------

HOUSEHOLD APPLIANCES FURNISHINGS (0.5%)
Black & Decker Corp..............................       100          3,350
Leggett & Platt, Inc.............................       100          3,475
Whirlpool Corp...................................       300         14,025
                                                               -----------
                                                                    20,850
                                                               -----------

HOUSEHOLD PRODUCTS (2.2%)
Procter & Gamble Co..............................       700         88,025
Rubbermaid, Inc..................................       400          9,600
                                                               -----------
                                                                    97,625
                                                               -----------

PERSONAL CARE (1.0%)
Avon Products, Inc...............................       200         12,325
Gillette Co......................................       400         34,000
                                                               -----------
                                                                    46,325
                                                               -----------

RESTAURANTS & HOTELS (0.2%)
Hilton Hotels Corp...............................       200          5,400
McDonald's Corp..................................       100          5,362
                                                               -----------
                                                                    10,762
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
RETAIL (4.4%)
Albertson's, Inc.................................       300    $     9,900
AutoZone, Inc.+..................................       300          7,350
Circuit City Stores, Inc. - Circuit City Group...       400         15,850
Eastman Kodak Co.................................       200         16,700
Federated Department Stores, Inc.+...............       300         10,200
Home Depot, Inc..................................       200         11,600
Lowe's Companies, Inc............................       100          3,800
Mattel, Inc......................................       300          8,362
Nine West Group, Inc.+...........................       300         11,887
Penney (J.C.) Inc................................       100          4,775
Sears, Roebuck & Co..............................       500         24,000
Toys 'R' Us, Inc.+...............................       600         17,100
Wal-Mart Stores, Inc.............................     1,900         53,675
                                                               -----------
                                                                   195,199
                                                               -----------

TEXTILES (0.2%)
V.F. Corp........................................       100          7,212
                                                               -----------
  TOTAL CONSUMER GOODS & SERVICES................                1,053,251
                                                               -----------

ENERGY (10.2%)
GAS EXPLORATION (0.8%)
Enron Corp.......................................       800         30,100
Pogo Producing Co................................       200          7,325
                                                               -----------
                                                                    37,425
                                                               -----------

NATURAL GAS (0.8%)
PanEnergy Corp...................................       800         35,400
                                                               -----------
OIL-PRODUCTION (7.9%)
Anadarko Petroleum Corp..........................       400         21,950
Ashland Inc......................................       300         13,387
Atlantic Richfield Co.,..........................       100         13,612
Baker Hughes Inc.................................       100          3,450
Exxon Corp.......................................     2,200        124,575
Mobil Corp.......................................       700         91,000
Phillips Petroleum Co............................       100          3,937
Royal Dutch Petroleum Co. (ADR)..................       300         54,075
Tosco Corp.......................................       600         17,775
Valero Energy Corp...............................       200          7,025
                                                               -----------
                                                                   350,786
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

OIL-SERVICES (0.7%)
Cooper Cameron Corp.+............................       100    $     7,125
Diamond Offshore Drilling Inc.+..................       100          6,437
Noble Drilling Corp.+............................       100          1,737
Schlumberger Ltd.................................       100         11,075
Smith International, Inc.+.......................       100          4,737
                                                               -----------
                                                                    31,111
                                                               -----------
  TOTAL ENERGY...................................                  454,722
                                                               -----------

FINANCE (15.9%)
BANKING (6.8%)
Charter One Financial, Inc.......................       200          8,913
Chase Manhattan Corp.............................       200         18,525
Citicorp.........................................       200         22,525
CoreStates Financial Corp........................       500         25,313
Crestar Financial Corp...........................       100          3,700
Dime Bancorp, Inc.+..............................       200          3,225
First Chicago NBD Corp...........................       700         39,375
Firstar Corp.....................................       200          5,875
Fleet Financial Group, Inc.......................       100          6,100
Great Western Financial Corp.....................       200          8,400
Household International Inc......................       100          8,800
Mercantile Bancorporation Inc....................       100          5,800
NationsBank Corp.................................     1,000         60,375
North Fork Bancorporation, Inc...................       100          3,963
Pacific Century Financial Corp...................       200          8,550
Republic New York Corp...........................       200         18,325
Signet Banking Corp..............................       300          9,263
Southtrust Corp..................................       400         14,925
TCF Financial Corp...............................       200          8,175
Washington Federal, Inc..........................       730         17,429
Washington Mutual, Inc...........................       100          4,925
                                                               -----------
                                                                   302,481
                                                               -----------

FINANCIAL SERVICES (4.4%)
Advanta Corp.....................................       200          4,400
Bear Stearns Companies, Inc......................       205          6,253
Beneficial Corp..................................       400         25,600
Dean Witter Discover & Co........................       400         15,300
Edwards (A.G.), Inc..............................       200          7,000
Federal Home Loan Mortgage Corporation...........       100          3,188
Federal National Mortgage Association............     1,300         53,463
First USA, Inc...................................     1,100         52,938

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
FINANCIAL SERVICES (CONTINUED)
Morgan Stanley Group, Inc........................       200    $    12,625
Salomon, Inc.....................................       300         15,000
                                                               -----------
                                                                   195,767
                                                               -----------

INSURANCE (4.7%)
American General Corp............................       100          4,363
American International Group, Inc................       500         64,250
General Re Corporation...........................       100         16,725
Lincoln National Corp............................       100          5,600
Marsh & McLennan Cos., Inc.......................       200         24,100
MBIA, Inc........................................       200         19,475
Providian Corp...................................       400         23,100
St. Paul Companies, Inc..........................       100          6,700
Transamerica Corp................................       400         33,900
Travelers Group, Inc.............................       200         11,075
                                                               -----------
                                                                   209,288
                                                               -----------
  TOTAL FINANCE..................................                  707,536
                                                               -----------
HEALTH CARE (10.6%)
HEALTH SERVICES (3.0%)
Columbia / HCA Healthcare Corp...................     1,000         35,000
Health Care & Retirement Corp.+..................       400         12,650
Humana, Inc.+....................................       700         15,225
Manor Care, Inc..................................       300          7,013
Perkin-Elmer Corp................................       300         21,788
Tenet Healthcare Corp.+..........................       200          5,200
United Healthcare Corp...........................       200          9,725
Vivra, Inc.+.....................................     1,000         25,875
                                                               -----------
                                                                   132,476
                                                               -----------

PHARMACEUTICALS (7.6%)
Alza Corp.+......................................       900         26,325
American Home Products Corp......................       900         59,625
Bausch & Lomb, Inc...............................       300         12,113
Bristol-Myers Squibb Co..........................     1,100         72,050
Johnson & Johnson................................       200         12,250
Merck & Company, Inc.............................       300         27,150
Pfizer, Inc......................................       600         57,600
Schering-Plough Corp.............................       400         32,000
Warner-Lambert Co................................       400         39,200
                                                               -----------
                                                                   338,313
                                                               -----------
  TOTAL HEALTH CARE..............................                  470,789
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

INDUSTRIAL PRODUCTS & SERVICES (8.8%)
BUILDING MATERIALS (0.1%)
Owens Corning....................................       100    $     4,050
                                                               -----------

COMMERCIAL SERVICES (0.7%)
ADT Ltd.*+.......................................       200          5,475
Service Corp. International......................       700         23,975
                                                               -----------
                                                                    29,450
                                                               -----------

DIVERSIFIED MANUFACTURING (5.9%)
AlliedSignal, Inc................................       500         36,125
Cooper Industries, Inc...........................       300         13,800
General Electric Co..............................       800         88,700
ITT Industries, Inc..............................       300          7,575
Johnson Controls, Inc............................     1,100         42,213
Monsanto Co......................................       100          4,275
Raychem Corp.....................................       200         12,900
Tenneco, Inc. - New Shares.......................       100          3,988
Tyco International Ltd...........................       400         24,400
Xerox Corp.......................................       500         30,750
                                                               -----------
                                                                   264,726
                                                               -----------

ELECTRICAL EQUIPMENT (0.7%)
Emerson Electric Co..............................       300         15,225
Grainger (W.W.), Inc.............................       200         15,075
                                                               -----------
                                                                    30,300
                                                               -----------

MACHINERY (0.2%)
Caterpillar, Inc.................................       100          8,900
                                                               -----------

PACKAGING & CONTAINERS (0.5%)
Kimberly-Clark Corp..............................       400         20,500
                                                               -----------

POLLUTION CONTROL (0.7%)
Wheelabrator Technologies Inc....................       300          3,788
WMX Technologies, Inc............................       900         26,438
                                                               -----------
                                                                    30,226
                                                               -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  388,152
                                                               -----------

TECHNOLOGY (15.1%)
AEROSPACE (2.2%)
Coltec Industries, Inc.+.........................       600         12,150
General Dynamics Corp............................       100          7,125
Lockheed Martin Corp.............................       100          8,950

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
AEROSPACE (CONTINUED)
McDonnell Douglas Corp...........................       900    $    53,438
Northrop Grumman Corp............................       100          8,350
Raytheon Co......................................       200          8,725
                                                               -----------
                                                                    98,738
                                                               -----------

COMPUTER PERIPHERALS (0.6%)
EMC Corp.+.......................................       400         14,550
Quantum Corp.+...................................       300         12,506
                                                               -----------
                                                                    27,056
                                                               -----------

COMPUTER SOFTWARE (2.0%)
Computer Associates International, Inc...........       200         10,400
Microsoft Corp.+.................................       500         60,781
Oracle Corp.+....................................       500         19,906
                                                               -----------
                                                                    91,087
                                                               -----------

COMPUTER SYSTEMS (3.8%)
Compaq Computer Corp.+...........................       400         34,150
Dell Computer Corp.+.............................       100          8,369
Hewlett-Packard Co...............................       400         21,000
International Business Machines Corp.............       500         80,375
Sun Microsystems, Inc.+..........................       800         23,050
                                                               -----------
                                                                   166,944
                                                               -----------
ELECTRONICS (1.7%)
Cisco Systems, Inc.+.............................       900         46,631
Harris Corp......................................       200         17,100
Sensormatic Electronics Corp.....................       700         10,500
                                                               -----------
                                                                    74,231
                                                               -----------

INFORMATION PROCESSING (1.2%)
First Data Corp..................................     1,500         51,750
                                                               -----------

SEMICONDUCTORS (3.2%)
Intel Corp.......................................       800        122,500
National Semiconductor Corp.+....................       400         10,000
Texas Instruments, Inc...........................       100          8,925
                                                               -----------
                                                                   141,425
                                                               -----------
TELECOMMUNICATIONS (0.1%)
360 Communications Co.+..........................       100          1,738
Paging Network, Inc.+............................       700          4,889
                                                               -----------
                                                                     6,627
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

TELECOMMUNICATIONS-EQUIPMENT (0.3%)
Lucent Technologies, Inc.........................       200    $    11,825
                                                               -----------
  TOTAL TECHNOLOGY...............................                  669,683
                                                               -----------

TRANSPORTATION (1.6%)
AIRLINES (0.2%)
Southwest Airlines Co............................       400         11,000
                                                               -----------

RAILROADS (1.4%)
Burlington Northern Santa Fe.....................       100          7,875
CSX Corp.........................................       500         23,313
Union Pacific Corp...............................       500         31,875
                                                               -----------
                                                                    63,063
                                                               -----------
  TOTAL TRANSPORTATION...........................                   74,063
                                                               -----------

UTILITIES (8.6%)
ELECTRIC (2.2%)
Allegheny Power System, Inc......................       200          5,250
American Electric Power Co.......................       100          4,050
Consolidated Edison Co. of New York, Inc.........       500         13,875
Dominion Resources, Inc..........................       400         13,750
Entergy Corp.....................................       500         11,688
Northern States Power Co.........................       200          9,100
Unicom Corp......................................     1,000         21,750
Wisconsin Energy Corp............................       800         20,000
                                                               -----------
                                                                    99,463
                                                               -----------

TELEPHONE (6.4%)
Ameritech Corp...................................       200         12,225
AT & T Corp......................................     1,400         46,900
Bell Atlantic Corp...............................       500         33,875
GTE Corp.........................................       500         22,938
MCI Communications Corp..........................       600         22,838
SBC Communications, Inc..........................       800         44,400
Sprint Corp......................................     1,100         48,263
US West Communications Group.....................       100          3,513
WorldCom, Inc.+..................................     2,000         47,875
                                                               -----------
                                                                   282,827
                                                               -----------
  TOTAL UTILITIES................................                  382,290
                                                               -----------
  TOTAL COMMON STOCKS (COST $4,333,135)..........                4,445,808
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT        VALUE
-------------------------------------------------  ---------   -----------
SHORT-TERM INVESTMENTS (0.6%)
OTHER INVESTMENT COMPANIES (0.6%)
Seven Seas Money Market Fund, 5.25%, due 05/01/97
  (COST $26,446).................................  $ 26,446    $    26,446
                                                               -----------
TOTAL INVESTMENTS
  (COST $4,359,581) (100.5%)................................     4,472,254
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)...............
                                                                   (21,901)
                                                               -----------
NET ASSETS (100.0%).........................................   $ 4,450,353
                                                               -----------
                                                               -----------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at April 30, 1997, was $4,359,768; the aggregate gross unrealized appreciation and depreciation was $197,756 and $85,270, respectively, resulting in net unrealized appreciation of $112,486.

* Foreign Security.

+ Non-Income Producing Security.

(ADR) - Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR, after the name of a foreign holding, stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $4,359,581)             $4,472,254
Deferred Organization Expenses                         45,222
Receivable for Expense Reimbursements                  21,710
Dividends Receivable                                    4,155
Interest Receivable                                       147
                                                   ----------
    Total Assets                                    4,543,488
                                                   ----------

LIABILITIES
Organization Expenses Payable                          44,599
Custody Fee Payable                                    11,591
Advisory Fee Payable                                    1,088
Shareholder Servicing Fee Payable                         777
Administrative Services Fee Payable                       167
Accrued Trustees' Fees and Expenses                       109
Administration Fee Payable                                 13
Fund Services Fee Payable                                   2
Accrued Expenses                                       34,789
                                                   ----------
    Total Liabilities                                  93,135
                                                   ----------
NET ASSETS                                         $4,450,353
                                                   ----------
                                                   ----------

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $4,331,341
Undistributed Net Investment Income                    12,765
Accumulated Net Realized Loss on Investments           (6,426)
Net Unrealized Appreciation of Investments            112,673
                                                   ----------
    Net Assets                                     $4,450,353
                                                   ----------
                                                   ----------

JPM PIERPONT SHARES
Applicable to 434,120 shares outstanding
  (par value $0.001, unlimited shares authorized)  $4,450,353
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  per Share                                            $10.25
                                                        -----
                                                        -----

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM JANUARY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                               $ 15,072
Interest Income                                                  2,452
                                                              --------
    Investment Income                                           17,524

EXPENSES
Custodian Fees and Expenses                        $ 17,908
Registration Fees                                    15,229
Professional Fees and Expenses                       12,377
Printing Expenses                                     8,869
Transfer Agent Fee                                    5,962
Advisory Fee                                          3,028
Amortization of Organization Expenses                 2,345
Shareholder Servicing Fee-JPM Pierpont Shares         2,163
Administrative Services Fee                             341
Trustees' Fees and Expenses                             120
Fund Services Fee                                        22
Administration Fee                                       17
Miscellaneous                                         1,319
                                                   --------
    Total Expenses                                   69,700
Less: Reimbursement of Expenses                     (64,941)
                                                   --------

NET EXPENSES                                                     4,759
                                                              --------
NET INVESTMENT INCOME                                           12,765

NET REALIZED LOSS ON INVESTMENTS                                (6,426)

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  112,673
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $119,012
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                   JANUARY 30, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                    APRIL 30, 1997
                                                     (UNAUDITED)
                                                   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $        12,765
Net Realized Loss on Investments                            (6,426)
Net Change in Unrealized Appreciation of
  Investments                                              112,673
                                                   ----------------
Net Increase in Net Assets Resulting from
  Operations                                               119,012
                                                   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         4,281,341
                                                   ----------------
Total Increase in Net Assets                             4,400,353

NET ASSETS
Beginning of Period                                         50,000
                                                   ----------------
End of Period (including undistributed net
  investment income of $12,765)                    $     4,450,353
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                   JPM PIERPONT SHARES
                                                   FOR THE PERIOD FROM
                                                    JANUARY 30, 1997
                                                    (COMMENCEMENT OF
                                                     OPERATIONS) TO
                                                     APRIL 30, 1997
                                                       (UNAUDITED)
                                                   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $            10.00
                                                   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.03
Net Realized and Unrealized Gain on Investments                  0.22
                                                   -------------------
Total from Investment Operations                                 0.25
                                                   -------------------

NET ASSET VALUE, END OF PERIOD                     $            10.25
                                                   -------------------
                                                   -------------------
Total Return                                                     2.50%(b)
                                                   -------------------
                                                   -------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $            4,450
Ratios to Average Net Assets
  Expenses                                                       0.55%(a)
  Net Investment Income                                          1.48%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                        7.50%(a)
Portfolio Turnover Rate                                            12%
Average Broker Commissions                         $           0.0283

------------------------
(a) Annualized

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Tax Aware Disciplined Equity Fund (the "Fund") is a series of JPM Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The Fund's investment objective is to provide a high total return, while being sensitive to the impact of capital gains taxes on investors' returns. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, JPM Institutional Shares and JPM Pierpont Shares. The Fund commenced operations on January 30, 1997, when the first public shareholder purchased JPM Pierpont Shares. As of April 30, 1997, no sales of JPM Institutional Shares have occurred. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Fund's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

    b)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    c)Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon relative proportion of net assets of each class at the beginning of the day.

    d)Distributions to shareholders of net investment income and realized net capital gains, if any, are declared and paid annually.

    e)The Fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    f)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

    a)The Fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Fund pays Morgan at an annual rate of 0.35% of the Fund's average daily net assets. For the period from January 30, 1997 (commencement of operations) to April 30, 1997 such fees amounted to $3,028.

    b)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI. For the period from January 30, 1997 (commencement of operations) to April 30, 1997, the fee for these services amounted to $17.

    c)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Trust and certain other investment companies for which Morgan provides similar services in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and the other investment companies provided administrative services by Morgan. For the period from January 30, 1997 (commencement of operations) to April 30, 1997, the fee for these services amounted to $341.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund at no more than 0.55% of the average daily net assets of the Fund through February 28, 1998. For the period from January 30, 1997 (commencement of operations) to April 30, 1997, Morgan has agreed to reimburse the Fund $64,941 for expenses that exceeded this limit.

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the JPM Pierpont Shares. For the period from January 30, 1997 (commencement of operations) to April 30, 1997, the fee for these services amounted to $2,163.

    e)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $22 for the period from January 30, 1997 (commencement of operations) to April 30, 1997.

    f)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, other registered investment companies in which they invest and the Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares of beneficial interest of the Fund were as follows:

JPM PIERPONT SHARES

                                                   FOR THE PERIOD FROM
                                                     JANUARY 30, 1997
                                                     (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                      APRIL 30, 1997
                                                       (UNAUDITED)
                                                   --------------------
                                                   SHARES      AMOUNT
                                                   -------   ----------
Shares of beneficial interest sold...............  429,120   $4,281,341

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from January 30, 1997 (commencement of operations) to April 30, 1997 were as follows:

  COST OF      PROCEEDS
 PURCHASES    FROM SALES
------------  ----------
$  4,657,669  $  317,888

--------------------------------------------------------------------------------

JPM PIERPONT SHARES:
TAX AWARE DISCIPLINED
EQUITY FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997

JPM PIERPONT PRIME MONEY MARKET FUND
JPM PIERPONT TAX EXEMPT MONEY MARKET FUND
JPM PIERPONT FEDERAL MONEY MARKET FUND
JPM PIERPONT SHORT TERM BOND FUND
JPM PIERPONT BOND FUND
JPM PIERPONT TAX EXEMPT BOND FUND
JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND
JPM PIERPONT SHARES: CALIFORNIA BOND FUND
JPM PIERPONT EMERGING MARKETS DEBT FUND
JPM PIERPONT DIVERSIFIED FUND
JPM PIERPONT U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND
JPM PIERPONT U.S. SMALL COMPANY FUND
JPM PIERPONT INTERNATIONAL EQUITY FUND
JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND
JPM PIERPONT EMERGING MARKETS EQUITY FUND
JPM PIERPONT EUROPEAN EQUITY FUND
JPM PIERPONT JAPAN EQUITY FUND
JPM PIERPONT ASIA GROWTH FUND


FOR MORE INFORMATION ON HOW THE JPM PIERPONT FAMILY OF FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.